Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (“Agreement”) is made as of March 17, 2011, by and among UTAH MEDICAL PRODUCTS, INC., a Utah corporation (“Debtor”) and JPMORGAN CHASE BANK, N.A., a national banking association (“Secured Party”), in conjunction with that certain Security Agreement of approximate even date herewith between Debtor and Secured Party, as amended, modified, extended, or renewed from time to time (“Security Agreement”).

WHEREAS, Debtor and Secured Party, as lender, desire to enter into a security agreement in addition to the Security Agreement that pertains specifically to intellectual property and for recordation purposes at the PTO (as defined below);

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Security Agreement.  All terms defined in the Utah Uniform Commercial Code, Utah Code Annotated Sections 70A-9a-101 et seq., and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9a of the Utah Uniform Commercial Code differently than in another Article of the Utah Uniform Commercial Code, the term has the meaning specified in Article 9a.  In addition to the foregoing, the following terms as used herein (including, without limitation, in the Recitals to this Agreement) are defined as follows:

1.1           “Intellectual Property” means any and all intellectual property, including any and all rights thereto, owned by, or to the extent permissible licensed to, Debtor, including but not limited to, inventions, methods, know-how, designs, patent applications, patents, marks (whether registered or common law) including all goodwill, copyrights (whether registered or unregistered) and trade secrets, all the foregoing throughout the world.

1.2           “PTO” means the United States Patent and Trademark Office.

2.           Grant of Security Interest.  Debtor hereby grants to Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to Secured Party all of its Intellectual Property.

3.           Supplement to Security Agreement. The provisions of this Agreement are supplemental to the provisions of the Security Agreement, and nothing contained in this Agreement shall derogate from any of the rights or remedies of Secured Party under the Security Agreement.  For the avoidance of doubt, the rights and remedies of Secured Party with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement.

4.           Representations and Warranties.  Debtor represents and warrants to Secured Party that a true and correct list of all of the existing Intellectual Property is set forth in Schedule A.  Notwithstanding the foregoing, the non-inclusion of any intellectual property asset in Schedule A shall not in any way affect, invalidate or detract from Secured Party’s continuing security interest in all of the existing Intellectual Property.

5.           Further Acts.  On a continuing basis, Debtor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor’s compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Intellectual Property, including any documents for filing with the PTO or any applicable state office. Secured Party may record this Agreement, an abstract thereof, or any other document describing Secured Party’s interest in the Intellectual Property with the PTO, at the expense of Debtor.

6.           Authorization to Supplement.  If Debtor shall obtain rights to any new Intellectual Property, the provisions of this Agreement shall automatically apply thereto. Debtor shall give prompt notice in writing to Secured Party with respect to any such new Intellectual Property. Without limiting Debtor’s obligations under this Section, Debtor authorizes Secured Party unilaterally to modify this Agreement by amending Schedule A to include any such new Intellectual Property.  Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule A shall in any way affect, invalidate or detract from Secured Party’s continuing security interest in all Intellectual Property, whether or not listed on Schedule A.

7.           CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH OR, IN ANY OTHER COURT IN WHICH A PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.  EACH OF DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH.

8.           Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its respective successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  Debtor acknowledges receipt of a copy of this Agreement. All notices required or permitted hereunder shall be made in the manner required or permitted by the Uniform Commercial Code and otherwise in accordance with the terms and at the addresses set forth in the Loan Agreement.

IN WITNESS WHEREOF, intending to be legally bound, Debtor has caused this Agreement to be duly executed as of the date first above written.

UTAH MEDICAL PRODUCTS, INC.
a Utah corporation
By: /s/ Paul O. Richins
Name: Paul O. Richins
Title: V.P.
“Debtor”
JPMORGAN CHASE BANK, N.A.
a national banking association
By: /s/ Lynn Goodale
Name: Lynn Goodale
Title: Senior Banker
“Secured Party”

SCHEDULE A

TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

Patents

Patent	Patent	Issue
Description	Number	Date
MGM	4,572,208	2/25/1986
MGM Jr. Monitor	4,619,269	10/28/1986
Dispiro	des 266,695	10/26/1982
Glove Leak Detector	4,909,069	3/20/1990
Delta-Flow Flush Device	4,192,303	3/11/1980
Delta-Flow Flush Device	4,278,083	7/14/1981
Delta-Flow Flush Device	4,337,770	7/6/1982
Disposa-Hood Neonatal Respiratory Hood	4,407,280	10/4/1983
Disposa-Hood Neonatal Respiratory Hood	des 273,612	4/24/1984
Deltran DPT-BPM	4,576,181	3/18/1986
Veri-Cal	4,610,256	9/9/1986
Delta-Cal	4,658,829	4/21/1987
Delta-Plex	4,949,723	8/21/1990
PTCA	5,004,472	4/2/1991
PTCA	5,009,662	4/23/1991
PTCA	5,021,046	6/4/1991
Intran I - FM	4,785,822	11/22/1988
Combined IUP & FHR	4,873,986	10/17/1989
Intran II - FM	4,966,161	10/30/1990
FSE - FM	5,046,965	9/10/1991
Delta-Plex	5,097,840	3/24/1992
FeO2Sat – FM	5,361,757	11/8/1994
FeO2Sat - FM	5,662,103	9/2/1997
FeO2Sat - FM	5,911,689	6/15/1999
FeO2Sat - FM	s.n. 09/268,935
External Bubble Toco - FM	5,195,536	3/23/1993
Cordguard	5,190,556	3/2/1993
Cordguard I	5,415,665	5/16/1995
Cordguard I	5,520,699	5/28/1996
Cordguard II	5,575,796	11/19/1996
Finesse ESU w/ integral smoke evacuator	5,160,334	11/3/1992
Loop SAFE-T-GAUGE	5,324,288	6/28/1994
Knurled Rollerball	5,395,363	3/7/1995
Carbazine Dye for pH	5,567,624	10/22/1996
Lumin Uterine Manipulator	5,645,561	7/8/1997
ABC Blood Sampling System Reservoir	5,759,160	6/2/1998
ABC Blood Sampling System Reservoir	6,159,164	12/12/2000
Intran 500 Meconium Detection System	5,713,351	2/3/1998
Epitome Ceramic Blade Electrode	6,126,656	10/3/2000
Epitome Bendable Ceramic Blade Electrode	5,860,976	1/19/1999
LETZ Aspiration/Coag/Irrigation Electrode	s.n. 09/162,500
LETZ Contoured Loop Conization Electrode	5,951,550	9/14/1999
Liberty Plus	6,086,549	7/11/2000
EndoCurette	5,807,282	9/15/1998
Fluid Trap Filter for Vacuum Assisted Delivery Hand Pump	4,957,629	9/18/1990
Soft Vacuum Assisted Delivery Cup	5,224,947	7/6/1993
Soft Vacuum Assisted Delivery Cup	des 320,855	10/15/1991
Vacuum Assisted Delivery Hand Pump	5,277,557	1/11/1994
Vacuum Assisted Delivery Hand Pump	des 321,927	11/26/1991
AROM-COT Digital Amniotome w/ directional indicator	6,027,511	2/22/2000
Hemo-Nate Micro-Filtration Blood Filter	4,453,927	6/12/1984
Pala-Nate Neonatal Palate Protector	5,195,513	3/23/1993
TVUS/HSG-Cath	s.n. 11/870,491
OptiSpec Gynecology Light	7,631,981	12/15/2009
Nutri-Lok	s.n. 11/608,573
Nutri-Lok	s.n. 11/970,894
Nutri-Lok	des 29/305,248
BT-Cath	s.n. 12/207,578
Epitome Patent – Europe	0880342
Heated Wire Epitome	s.n. 08/804,208

Trademarks

			Reg.
Trademark	Serial #	Reg. #	Date
AROM-COT ®	75-525596	2278017	9/14/99
BT-CATH ®	76-693715	3629206	6/2/09
BUBBLE TOCO TM	74-372854	1849173	8/9/94
CMI TM	75-327101	2210508	12/15/98
CORDGUARD TM	74-378898	1909886	8/8/95
DELTA-CAL TM
DELTA-FLOW TM
DELTRAN ®	74-491516	1879646	2/21/95
DIALY-NATE ®	75-492730	2576950	6/11/02
DISPOSA-HOOD TM
ENDOCURETTE ®	76-167841	2673892	1/14/03
EPITOME ®	75-151472	2077593	7/8/97
FILTRESSE TM	74-706215	2031185	1/14/97
FINESSE ®	74-181220	1775806	6/8/93
FLEX CUP TM
LETZ ®	74-173056	1775804	6/8/93
LIBERTY ®	75-071029	2060901	5/13/97
LUMIN TM	75-071008	2071431	6/17/97
MUC-X TM
MYELO-NATE ®	75-492726	2590142	7/9/02
NUTRI-CATH ®	75-492729	2277697	9/14/99
NUTRI-LOK ®	76-663534	3294526	9/18/07
OPTIMICRO TM
OPTISPEC ®	76-682937	3518749	10/21/08
PALA-NATE ®	74-713788	2186181	9/1/98
PARAGRAPH ®	74-181219	1730292	11/3/92
PATHFINDER PLUS TM
PICC-NATE ®	76-265687	2575945	6/4/02
SAFE-T-GAUGE ®	74-235835	1773536	5/25/93
SECURE CUP TM	75-723368
SNAP-TAB TM
SOFT TOUCH TM
Stork Design TM
TENDER TOUCH ®	74-143209	1841265	6/21/94
THORA-CATH ®	76-016454	2495841	10/9/01
TVUS/HSG-CATH TM
UMBILI-CATH TM
URI-CATH TM	76-015576
UTAHBALL ®	76-167842	2613576	8/27/02
UTAHBALL ®	76-696498	3697380	10/20/09
UTAHLOOP ®	76-167840	2687578	3/11/03
UTAHLOOP ®	76-696534	3697381	10/20/09
VAC-U-NATE TM
VELVET TOUCH TM
VERI-CAL TM
ZAPGUARD TM
CLEAR-FLOW TM	73-320359	1219532	12/7/82
DISPIRO TM	73-419541	1280628	6/5/84
GESCO TM	73-320411	1229501	3/8/83
HEMO-NATE ®	73-320271	1229499	3/8/83
HEMO-TAP ®	73-320360	1221539	12/28/82
INTRAN ®	73-678290	1499413	8/9/88
UTAH MEDICAL PRODUCTS INC. UM ®	73-416682	1285922	7/17/84